
Thrombin
TP508


AZX100

# Capstone Therapeutics

Quarterly Company Update

August 23, 2011

# Safe Harbor Statement

- Statements in this presentation or otherwise attributable to Capstone regarding our business that are not historical facts are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward-looking statements, which include the timing and acceptability of FDA filings and the efficacy and marketability of potential products, involve risks and uncertainties that could cause actual results to differ materially from predicted results. These risks include: delays in obtaining or inability to obtain FDA, institutional review board or other regulatory approvals of pre-clinical or clinical testing; unfavorable outcomes in pre-clinical and clinical testing; the development by others of competing technologies and therapeutics that may have greater efficacy or lower cost; delays in obtaining or inability to obtain FDA or other necessary regulatory approval of our products; our inability to successfully and cost-effectively develop or outsource manufacturing and marketing of any products we are able to bring to market; changes in FDA or other regulations that affect our ability to obtain regulatory approval of our products, increase our manufacturing costs or limit our ability to market our product; effects of the ongoing *qui tam* litigation on our stock price, liquidity or our ability to continue operations; our need for additional capital in the future to fund the continued development of our product candidates; and other factors discussed in our Form 10-K for the fiscal year ended December 31, 2010, subsequently filed Forms 10-Q and other documents we file with the Securities and Exchange Commission.

# Agenda

A. Analysis:
   -AZX100 OL-ASCAR-03 - Trocar Sites of Arthroscopic Shoulder Surgery Patients
   -AZX100 OL-ASCAR-05 Keloid Revision

B. Stockholder Put Right – Expired Unexercisable 30-Jun-2011

C. Status of Exchange Listing

D. Key Financial Facts: 30-Jun-2011

E. Corporate Partnering Status/Summary

# Goals of Dermal Scar Therapy

- **Appearance**
  - Aesthetic improvement
  - Physical improvement (lower height; smaller volume)
- **Scar Strength**
  - Reduce risk of dehiscence/scar splitting & subsequent infection
- **Acceleration of Time to Maximum Healing / Improvement**
  - Avoid post-surgical risks

# Goals of Phase 2a

- Safety & Tolerability
- Early Investigation of Dose & Administration
- Analyses to Detect Any Signal or Trend of Efficacy

- Phase 2a is <u>not</u> a registration trial

# AZX100 ASCAR-03
# Phase 2a Pilot Clinical Trial in Surgical (Trocar Site) Scars

- Objective:
  - Scar reduction in trocar sites
- Study Design:
  - Comparison of three trocar site scars following arthroscopic shoulder surgery
  - Placebo-controlled; n = 150 dosed
  - Two active doses per patient (intra-patient control) 3.0 mg, 10.0 mg
  - Placebo-only cohort (n=25)
  - Two intradermal injections into each trocar site
    - 9 ± 2 days following surgery
    - 21 ± 2 days following surgery

# AZX100 Dermal Scarring Phase 2a Clinical Program

**Metrics**

- **Safety**
- (Subjective)
  **POSAS***
  **@ Month 12**
- ("Sub/Objective)
  **2D Digital Photography**
  **VAS****
- ("Objective")
  **3D Digital Photography**
  **Height, Length, Volume, Width**

* POSAS: Patient and Observer Scar Assessment Scale; ** VAS: Visual Analog Scale

# AZX100 Phase 2a Pilot Clinical Trial in Surgical (Trocar Site) Scars – Final Results

- **Final Analysis Reveals Signals of Efficacy**
  - Monthly statistical tests performed: Months 3-12
  - 8 tests yielded statistically significant or near significant results; **7 of these 8 favored AZX100**
  - **Significant or nearly significant findings occurred early;** slightly more often at 3.0 mg than at 10.0 mg; primarily at Month 3
    - **Example: Total Scar Volume at Month 3**
      AZX100 - 3.0 mg vs. placebo; $p = 0.0094$*
      AZX100 - 10.0 mg vs. placebo; $p = 0.033$*
  - **Scar histology at Month 12**
    **Collagen Density, Maturity and Organization favored AZX100 3.0 mg, with *p*-values of 0.05 to 0.10 for all three variables**
- Favorable Safety Profile

* *p*-values ≤ 0.05 are considered statistically significant

CAPSTONE THERAPEUTICS

| Baseline | Month 3 | Month 6 | Month 9 | Month 12 |
| --- | --- | --- | --- | --- |

AZX100 3.0 mg



Placebo



Baseline | Month 3 | Month 6 | Month 9 | Month 12

AZX100 3.0 mg



Placebo



## AZX100 OL-ASCAR-03 – 12-Month Analysis – <u>3.0 mg/cm Dose Group vs. Placebo</u> (Trocar Sites)

# Mean Scar Minimum Elevation (mm) by Visit by Treatment Group



Mean Minimum Elevation (mm)
-0.28
-0.30
-0.32
-0.34
-0.36
-0.38
-0.40
-0.42
0
1
2
3
4
5
6
7
8
9
10
11
12
Study Month
p = 0.034
Baseline n = 126
Statistically significant where noted;
post hoc - for illustrative purposes only
Treatment
AZX100 3 mg
Placebo

## AZX100 OL-ASCAR-03 – 12-Month Analysis – 3.0 mg/cm Dose Group vs. Placebo (Trocar Sites)

# Mean Scar Minimum Elevation (mm) by Visit by Treatment Group



-0.28
-0.30
-0.32
-0.34
-0.36
-0.38
-0.40
-0.42
Mean Minimum Elevation (mm)
p = 0.041
Baseline n = 126
Statistically significant where noted;
post hoc - for illustrative purposes only
0 1 2 3 4 5 6 7 8 9 10 11 12
Study Month
Treatment
AZX100 3 mg
Placebo

CAPSTONE THERAPEUTICS

## AZX100 OL-ASCAR-03 – 12-Month Analysis – <u>10.0 mg/cm Dose Group vs. Placebo</u> (Trocar Sites)

# Mean Scar Minimum Elevation (mm) by Visit by Treatment Group



Mean Minimum Elevation (mm)
−0.28
−0.30
−0.32
−0.34
−0.36
−0.38
−0.40
−0.42
0
1
2
3
4
5
6
7
8
9
10
11
12
Study Month
p = 0.026
Baseline n = 126
Statistically significant where noted;
post hoc - for illustrative purposes only
Treatment
AZX100 10 mg
Placebo

# AZX100 Phase 2a Pilot Clinical Trials – Keloids

- Two Studies:
  - OL-ASCAR-04: 3.0, 10.0 mg per linear cm or placebo
  - OL-ASCAR-05: 0.3, 1.0 mg per linear cm or placebo
- Objective:
  - Reduction or prevention of recurrence following keloid scar excision
- Study Design:
  - Placebo-controlled; n = 59 in each study (118 dosed)
  - Two intradermal injections
    - 21 ± 2 days following excision
    - 42 ± 2 days following excision

**AZX100 OL-ASCAR-05 – 12-Month Analysis – 1.0 mg/cm Dose Group vs. Placebo Keloids**

# Mean Scar Maximum Elevation (mm) by Visit by Treatment Group



Mean Maximum Elevation (mm)
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
0.8
p = 0.020
Baseline n = 19 for AZX100 1.0 mg/cm; n = 19 for placebo
Statistically significant where noted;
post hoc - for illustrative purposes only
1
2
3
4
5
6
7
8
9
10
11
12
Study Month
Treatment
AZX100 1 mg/cm
Placebo

## AZX100 OL-ASCAR-05 – 12-Month Analysis – 1.0 mg/cm Dose Group vs. Placebo Keloids

# Mean Scar Maximum Elevation (mm) by Visit by Treatment Group



Mean Maximum Elevation (mm)
2.4
2.2
2.0
1.8
1.6
1.4
1.2
1.0
0.8
p = 0.027
Baseline n = 19 for AZX100 1.0 mg/cm; n = 19 for placebo
Statistically significant where noted;
post hoc - for illustrative purposes only
1
2
3
4
5
6
7
8
9
10
11
12
Study Month
Treatment
AZX100 1 mg/cm
Placebo

CAPSTONE THERAPEUTICS

## AZX100 OL-ASCAR-05 – 12-Month Analysis – 1.0 mg/cm Dose Group vs. Placebo Keloids

# Mean Scar Mean Elevation (mm) by Visit by Treatment Group



0.5
0.4
0.3
0.2
0.1
0.0
Mean Mean Elevation (mm)
p = 0.036
Baseline n = 19 for AZX100 1.0 mg/cm; n = 19 for placebo
Statistically significant where noted;
post hoc - for illustrative purposes only
1
2
3
4
5
6
7
8
9
10
11
12
Study Month
Treatment
AZX100 1 mg/cm
Placebo

# Is AZX100 a Viable Candidate for Clinical & Commercial Development?



- Answer: YES
  - Capstone believes the AZX100 development program in dermal scarring should be continued
- To this end…
  - Capstone is pursuing a pharma or biotech collaboration to fund development
  - Internal planning & development programs continue
  - Clinical Pathway Indicated
    - Initiate Phase 2 dose / administration optimization studies

B) **Status**: Stockholder Put Right

*Qui Tam* Litigation

CAPSTONE

# Stockholder Put Right Status

- Apr-2011 - CAPS Board of Directors Determination
  - Pending *qui tam* litigation seeks potentially significant damages that, if awarded, could exceed financial resources of the Company
  - Although the probability of an unsuccessful outcome is low, the magnitude of potential damages is such that the value ascribed to this contingent liability for purposes of determining the put price would cause per-share purchase price to be zero upon exercise of the put rights
  - Absent a settlement, dismissal or other developments by June 30, 2011, the Company was unable to purchase shares upon exercise of the put rights because of potential violation of applicable law and, in any event, the per-share purchase price determined by the Board was zero. Accordingly, the put rights expired on June 30, 2011 without becoming exercisable.

# CAPS Legal Position re: *Qui Tam*

- Planning for aggressive defense
- Legacy Issue
  - CAPS/OLGC exited bone stimulation device business Nov-2003 with sale to DJ Orthopedics
  - Notice of lawsuit received six years after selling the business
- OLGC under regulatory compliance mandate with U.S. Dept. of Health during period in question
  - Filed annual compliance reports
- OLGC not named with other defendants in "follow-on" lawsuit regarding kickbacks
- U.S. Gov't has not joined plaintiff in lawsuit
  - Only a small percentage of *qui tam* cases in which the U.S. Department of Justice elects not to intervene are settled or litigated to a verdict. The remainder are dismissed.

# C) Status of Exchange Listing

# Status of Exchange Listing

- Appeals Process with NASDAQ
  - Meetings with NASDAQ in June 2011
  - Capstone proposed a pathway to regain compliance
  - NASDAQ insisted on reverse split to regain $1.00/share trading minimum
  - Delisted effective 21-Jul-2011

- Current Listing: OTCQB: CAPS
  - Listing and compliance costs are less
  - Trading can be accomplished through traditional brokerage, to the extent that one or more brokers publish quotations
  - Trading information: www.otcmarkets.com

# D) Key Financial Facts

# Capstone Key Financial Facts

- $19.6MM cash (30-Jun-2011)
- $2.0MM cash utilized in 2Q2011
- No long-term debt
- 52-wk NASDAQ Range:  $0.24 - $1.23 (prior to de-listing)
- Market Cap as of 19-Aug-2011 : ~$10.6MM

# E) Corporate Partnering / Summary

# Summary

- AZX100 shows safety and signal of efficacy in dermal scarring
- CAPS believes AZX100 is a viable commercial candidate
  - Industry will cast deciding vote through partnering
    - If AZX100 is partnered, clinical trials proceed
    - If AZX100 is not partnered, CAPS optimizes clinical program value and preserves cash assets for benefit of stockholders

CAPSTONE THERAPEUTICS

**OTCQB: CAPS**

www.capstonethx.com

Capstone Therapeutics
1275 West Washington Street – Suite 101
Tempe, AZ 85281
(602) 286-5520